                           ADDENDUM TO OPERATING AGREEMENT

This Addendum to the Operating Agreement, (the "OA"), between AT&T Wireless Services, Inc. ("AWS") and Dobson, is entered into as of January 16, 1999 (the "Effective Date") by and between AWS and Dobson (collectively the "Parties" and each individually a "Party"). This Addendum also is intended to be binding upon, and is entered into by the Parties on behalf of, the McCaw Parties and the Company Parties (as the case may be) that receive and provide service pursuant to the OA. Unless otherwise defined herein, all capitalized terms used in this Addendum shall have the meaning given such terms in the OA.

The OA is hereby amended and modified as follows:

Exhibit C - Service Charges is modified as follows:

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

AIRTIME RATES:
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January 16, 1999 through September 30, 1999    AWS shall pay Dobson xx per minute and
                                               Dobson shall pay AWS xx per minute.

October 1, 1999 through June 30, 2000          AWS 1900 MHz properties shall pay Dobson xx
                                               per minute and Dobson shall pay AWS xx per
                                               minute.
                                               AWS 850 MHz properties shall pay Dobson xx
                                               per minute and Dobson shall pay AWS xx per
                                               minute.

July 1, 2000 through June 30, 2001             AWS shall pay Dobson xx per minute and Dobson
                                               shall pay AWS xx per minute.

July 1, 2001 through June 30, 2002             AWS shall pay Dobson xx per minute, or if the
                                               total minutes used by AWS into all Dobson markets
                                               increases by 15% or more from the prior twelve
                                               month period, then AWS shall pay the lesser of xx
                                               per minute or the Average AWS Rome Rate, but not
                                               less than xx per minute and Dobson shall pay
                                               AWS xx per minute.

July 1, 2002 through June 30, 2003             AWS shall pay Dobson xx per minute, or if the
                                               total minutes used by AWS into all Dobson markets
                                               increases by 15% or more from the prior twelve
                                               month period, then AWS shall pay the lesser of xx
                                               per minute or the Average AWS Home Rate, but not
                                               less than xx per minute and Dobson shall pay
                                               AWS xx per minute.

July 1, 2003 through June 30, 2004             AWS shall pay Dobson xx per minute, or if the
                                               total minutes used by AWS into all Dobson markets
                                               increases by 15% or more from the prior twelve
                                               month period, then AWS shall pay the lesser of xx
                                               per minute or the Average AWS Home Rate, but not
                                               less than xx per minute and Dobson shall pay
                                               AWS xx per minute.
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     xx - Material has been omitted that is the subject of a confidential treatment request.

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Neither Party will charge for incomplete calls, busy calls, 611 calls, feature activation's or interconnect fees. All minutes billed in full minute increments, partial minutes rounded up to next full minute.

"Average AWS Home Rate" is the average actual rate per minute billed to customers by AWS for access and airtime, but excluding revenues for features, taxes, toll or other non-rate items.

Nothing in the OA, or this Addendum, shall be construed to prevent either Party from providing Service to it's Customers utilizing a System operated by a Party.

Except as specifically set forth herein, the IRSA is not amended or modified in any respect and shall continue in full force and effect.

AT&T Wireless Services, Inc.



BY: /s/ Don Adams
   ----------------------------------------------
     Don Adams-Vice President Carrier Relations

DATE:  2/22/99
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Dobson Cellular Systems, Inc.

BY: /s/ G. Edward Evans
   ----------------------------------------------
TITLE: President
      -------------------------------------------
DATE:  2/23/99
     --------------------------------------------